                                                                EXHIBIT 10.16(b)

                                                         (DAIMLERCHRYSLER  LOGO)

DAIMLERCHRYSLER CORPORATION (CHRYSLER) WITH A
BUSINESS ADDRESS AT 800 CHRYSLER DRIVE EAST
AUBURN HILLS, MI 48326-2757, HEREBY AGREES TO PURCHASE AND

Allied Systems                                                MOTOR CARRIER
160 Clairmont Avenue, Suite 500                               TRANSPORTATION
Decatur, GA  30030                                            CONTRACT

(CARRIER) AGREES TO SELL AND DELIVER THE SERVICES             ALZS1, AUHL, TPPP1
SPECIFIED HEREIN IN ACCORDANCE WITH THE TERMS AND             Amendment #5
CONDITIONS ON THE FACE AND REVERSE SIDE HEREOF AND
ANY NUMBERED ATTACHMENTS HERETO.

--------------------------------------------------------------------------------
                            DESCRIPTION OF SERVICES
--------------------------------------------------------------------------------

COMMODITIES:     MOTOR VEHICLES            STCC:   37-11

EFFECTIVE DATE:  10-01-04  TERMINATION DATE:  9-30-05  PAYMENT TERMS: [XXXXXXX]
               -----------                   ---------                --------


This amendment extends the current contract for 1 year at the revised rates as stated by percentage increases in the attachment. (See Attachment #1)

Other than the specific terms below, all terms of the previous contract will be in effect.

NOTES:

1.   This contract is designed to meet the distinct needs of DaimlerChrysler.

2. Carrier agrees to participate in the DaimlerChrysler MCM program and 2nd Tier Minority sourcing program.

3. Carrier agrees to observe requirements stated in the DaimlerChrysler Vehicle Shipping Manual.

4. Allied agrees that the proposed increase for Dodge City rates will cover current plant models.

5.   Rates will be effective beginning Oct. 1st 2004.

6. Transition & Inventory Turnover for Reisor, Jacksonville, Buffalo, Memphis, Dixiana and the shuttle route of Brampton to Agincourt will be effective November 24th unless DCX is agreeable to an interim pricing adjustment of [XXX] to existing rates effective November 24th until transition is completed provided that such transition occurs no later than January 8, 2005 unless otherwise mutually agreed.

7. The Releasing and Rail Loading rates will remain fixed from the previous contract without an increase.

8.   Allied will continue on the DCX fuel adjustment Program

9.   [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXX].

10. Contract Extension: A contract proposal for current business must be provided to DCX no later than 6 months prior to the contract termination date, failure by Allied to provide a full proposal covering existing business 6 months prior contract expiration, will result in a contract extension at current rates for a period of time equal to the delay in which DCX experiences in receiving said proposal. DCX-Option.

11. In the event of conflict, the terms of this contract supercedes all previous contracts.

12. Carrier is responsible to submit all freight charges with appropriate backup to DCX within [XXX] days from the date of service. All overcharge claims and balance dues must be submitted within [XXX] days from the date of shipment. The burden of all claims is on the claimant.

--------------------------------------------------------------------------------
       ALLIED SYSTEMS                          DAIMLERCHRYSLER CORPORATION



       By: /s/ Tommy Duffy                     By: /s/ J.L. Terry
           --------------------------             ------------------------------
           Tommy Duffy                            J.L. Terry
           Executive Vice President               Sr. Manager, Vehicle Logistics




                                                                 DATE:10/29/2004

        ATTACHMENT 1: AGREED UPON PERCENTAGE INCREASES TO EXISTING RATES

                                      RAMPS


         US RAMPS             RESOURCE   RETAIN               CANADIAN RAMPS       RESOURCE    RETAIN
----------------------------------------------        -----------------------------------------------
REISOR                19         X       [XXX]        ST. JOHN               A2                 [XXX]
----------------------------------------------        -----------------------------------------------
JACKSONVILLE          21         X       [XXX]        QUEBEC CITY            C1                 [XXX]
----------------------------------------------        -----------------------------------------------
JESSUP                23                 [XXX]        MONTREAL               D2                 [XXX]
----------------------------------------------        -----------------------------------------------
WINSTON SALEM         25                 [XXX]        WINNIPEG               E1                 [XXX]
----------------------------------------------        -----------------------------------------------
TAMPA                 26                 [XXX]        WINDSOR                F1                 [XXX]
----------------------------------------------        -----------------------------------------------
BUFFALO               28         X       [XXX]        AGINCOURT              F5         X       [XXX]
----------------------------------------------        -----------------------------------------------
ORLANDO               29                 [XXX]        REGINA                 H1                 [XXX]
----------------------------------------------        -----------------------------------------------
MIAMI                 44                 [XXX]        CALGARY                J3                 [XXX]
----------------------------------------------        -----------------------------------------------
MEMPHIS               51         X       [XXX]        VANCOUVER              L1                 [XXX]
----------------------------------------------        -----------------------------------------------
COTTAGE GROVE         55                 [XXX]        THUNDER BAY            P1                 [XXX]
----------------------------------------------        -----------------------------------------------
HAPEVILLE             56                 [XXX]        SASKATOON              S1                 [XXX]
----------------------------------------------        -----------------------------------------------
RIDGEFIELD            57                 [XXX]        EDMONTON               W1                 [XXX]
----------------------------------------------        -----------------------------------------------
WESTBORO              60                 [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
DIXIANA               97         X       [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
PORT ALLEN            99                 [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
         US RAMPS                5         10                CANADIAN RAMPS             1         11
----------------------------------------------        -----------------------------------------------

                               DIRECT TRUCK ROUTES



US ROUTE             PLANT    RESOURCE   RETAIN       CANADIAN ROUTE       PLANT     RESOURCE   RETAIN
----------------------------------------------        -----------------------------------------------
12                     R                 [XXX]        T1                      C                 [XXX]
----------------------------------------------        -----------------------------------------------
12                     S                 [XXX]        T1                      D                 [XXX]
----------------------------------------------        -----------------------------------------------
15                     R                 [XXX]        T1                      N                 [XXX]
----------------------------------------------        -----------------------------------------------
15                     S                 [XXX]        T1                      R                 [XXX]
----------------------------------------------        -----------------------------------------------
4A                     H                 [XXX]        T1                      S                 [XXX]
----------------------------------------------        -----------------------------------------------
4D                     H                 [XXX]        T1                      W                 [XXX]
----------------------------------------------        -----------------------------------------------
4G                     H                 [XXX]        T5                      C                 [XXX]
----------------------------------------------        -----------------------------------------------
4H                     H                 [XXX]        T5                      D                 [XXX]
----------------------------------------------        -----------------------------------------------
4L                     H                 [XXX]        T5                      N                 [XXX]
----------------------------------------------        -----------------------------------------------
4T                     H                 [XXX]        T5                      P                 [XXX]
----------------------------------------------        -----------------------------------------------
8C                     H                 [XXX]        T5                      R                 [XXX]
----------------------------------------------        -----------------------------------------------
8D                     H                 [XXX]        T5                      S                 [XXX]
----------------------------------------------        -----------------------------------------------
8E                     H                 [XXX]        T5                      W                 [XXX]
----------------------------------------------        -----------------------------------------------
8F                     H                 [XXX]        T8                      H                 [XXX]
----------------------------------------------        -----------------------------------------------
8G                     H                 [XXX]        T9                      H                 [XXX]
----------------------------------------------        -----------------------------------------------
8H                     H                 [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
8J                     H                 [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
8K                     H                 [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
8L                     H                 [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
9F                     H                 [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
9J                     H                 [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
US-DIRECT TRUCK                  0         21         CAN-DIRECT TRUCK                  0         15
----------------------------------------------        -----------------------------------------------

                                 SHUTTLE ROUTES


     US - SHUTTLE            RESOURCE   RETAIN           CANADIAN - SHUTTLE         RESOURCE   RETAIN
----------------------------------------------        -----------------------------------------------
WTAP To Can. Dest.                       [XXX]        BAP to Agincourt                  X       [XXX]
----------------------------------------------        -----------------------------------------------
WTAP to New Boston                       [XXX]        WAP to Can. Dest.                         [XXX]
----------------------------------------------        -----------------------------------------------
WTAP to Jefferson                        [XXX]        WAP to New Boston                         [XXX]
----------------------------------------------        -----------------------------------------------
WTAP to Melvindale                       [XXX]        WAP to Jefferson                          [XXX]
----------------------------------------------        -----------------------------------------------
F via SHAP to Can. Dest.                 [XXX]        WAP to Melvindale                         [XXX]
----------------------------------------------        -----------------------------------------------
SHAP to Can. Dest.                       [XXX]                                                  [XXX]
----------------------------------------------        -----------------------------------------------
        US-SHUTTLE               0          6             CANADIAN-SHUTTLE              1          4
----------------------------------------------        -----------------------------------------------

                                  Attachment 1

CLAUSE #240    SELLER IS REQUIRED TO SUBMIT TO DAIMLERCHRYSLER ON A MONTHLY
               BASIS AN ACCOUNTING OF MINORITY TIER II SUPPLIER PAYMENTS MADE.
               SUBMISSION IS TO BE MADE VIA THE DIVERSITY SUPPLIER DEVELOPMENT
               WEBSITE http://supplierdiversity.daimlerchrysler.com. THE
               FOLLOWING ITEMS ARE NEEDED TO SUCCESSFULLY COMPLETE SUBMISSION:

               -    SUPPLIER IDENTIFICATION (S-ID)

               -    TIER II NAMES(S)

               -    TIER II PAYMENTS (DIRECT OR INDIRECT)

               -    MINORITY CERTIFICATION

               -    MINORITY COUNCIL

               -    ETHNIC ORIGIN

               -    REPORTING PERIOD

               THE NATIONAL MINORITY SUPPLIER DEVELOPMENT COUNCIL (NMSDC), OR ANY OF ITS REGIONAL AFFILIATES, IS THE REQUIRED CERTIFYING ORGANIZATION. ETHNIC ORIGIN OR CLASS CODES REFER TO THE TYPE OF MINORITY OWNERSHIP AND/OR CONTROL (MINIMUM OF 51%). THE ETHNIC ORIGIN OR CLASS CODES ARE IDENTIFIED AS:

               -    AFRICAN AMERICAN

               -    HISPANIC AMERICAN

               -    NATIVE AMERICAN

               -    ASIAN-PACIFIC AMERICAN

               -    ASIAN-INDIAN AMERICAN

               CONTACT YOUR BUYER OR DIVERSITY SUPPLIER DEVELOPMENT PROGRAM MANAGER WITH QUESTIONS REGARDING THIS REQUIREMENT.

CLAUSE 237:    SUPPLIER IS REQUIRED TO SUBMIT AND/OR MAINTAIN A PLAN FOR
               MINORITY BUSINESS ENTERPRISE PARTICIPATION UPON AWARDING OF
               BUSINESS. THE PLAN SHOULD DETAIL HOW SUPPLIER WILL MEET
               DAIMLERCHRYSLER'S MINORITY SOURCING REQUIREMENTS AND INCLUDE, BUT
               NOT BE LIMITED TO:

               -    MINORITY JOINT VENTURES

               -    SUBCONTRACTORS/SUB-SUPPLIERS

               -    CURRENT AND/OR PROJECTED MINORITY SOURCING ACTIVITY

               -    MINORITY SUPPLIER CLASS CODE/CLASSIFICATION

               -    PROJECTED ANNUAL VOLUME OF BUSINESS (AVOB)

               -    NAME AND EMAIL ADDRESS OF MINORITY BUSINESS COORDINATOR

               CONTACT YOUR BUYER OR DIVERSITY SUPPLIER DEVELOPMENT PROGRAM MANAGER WITH QUESTIONS REGARDING THIS REQUIREMENT OR ACCESS WEBSITE http://supplierdiversity.daimlerchrysler.com.


-----------------

[XXXX] Represents material deleted per the Company's request for Confidential Treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.